Exhibit (a)(1)(viii)

Options-for-RSUs

08/07/2009

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STOCK OPTION EXCHANGE PROGRAM

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eBay is offering a one-time voluntary opportunity for certain eligible employees to exchange eligible “underwater” stock options.

You will only be able to log in if you are eligible to participate in the Stock Option Exchange Program.

First time users, please enter your eBay Employee User Name and date of birth (yyyymmdd). You will be asked to reset your pin.

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eBay Inc. has retained D.F. King & Co., Inc. (“D.F. King”) to provide support services for the Stock Option Exchange Program. D.F. King will host a website for eligible employees to learn about the terms and conditions of the Stock Option Exchange Program by reviewing the tender offer documents including querstions and answers, and elect whether to exchange eligible stock options. D.F. King also will provide call center support to answer questions about The Stock Option Exchange Program and the necessary procedures to elect to exchange eligible stock options.

Time Remaining to Make, Change or Withdraw an Election:

36 days

Make, change, or withdraw your election before

9 pm PDT

Sept. 11, 2009

@ 2009 D.F. King & Co., Inc.

08/07/2009

Options-for-RSUs

Offering Page

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STOCK OPTION EXCHANGE PROGRAM

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LEARN

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offer to exchange

Q&As

equity plan

documents

additional information

EVALUATE

your eligible options

examples

points to consider

CHOOSE

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make your election

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Offering

eBay is offering a one-time voluntary opportunity for certain eligible employees to exchange eligible “underwater” stock options for RSUs.

Here are the steps you need to take:

LEARN about the program

Here are materials that provide detailed information about the Stock Option Exchange Program. Review all of the materials to better understand what eBay is offering and what you must do if you want to participate. You should also consult with your personal legal counsel, accountant, financial advisor and/or tax advisor to determine the implications of the Stock Option Exchange Program based on your personal circumstances.

EVALUATE your options

Evaluate which of your stock option grants are eligible and how many RSUs you can receive in exchange for your eligible stock options.

CHOOSE whether to participate

Make your election, or change or withdraw an election you’ve already made. If you do not want to participate in the Stock Option Exchange Program and you have not previously made an election, no action is required.

Time Remaining to Make, Change or Withdraw an Election:

35 days

Make, change, or withdraw your election before

9 pm PDT

Sept. 11, 2009

© 2009 D. F. King & Co., Inc.

Options-for-RSUs

08/07/2009

Learn About the Program

TAKE STOCK

STOCK OPTION EXCHANGE PROGRAM

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LEARN

flash tutorial

offer to exchange

Q&As

equity plan documents

additional information

EVALUATE

your eligible options

examples

points to consider

CHOOSE

view personal information

make your election

change your election

Learn About the Program

Before making a decision about whether to participate in the Stock Option Exchange Program, it’s important that you understand how the Program works and how it could affect you. Please review each of these documents carefully before making your election.

flash tutorial

offer to exchange

questions and answers (Q&As)

equity plan documents

additional information

flash tutorial

This flash tutorial highlights how the Stock Option Exchange Program works and how you can participate.

Click here to watch the Flash Tutorial

top

Time Remaining to Make, Change or Withdraw an Election:

35 days

Make, change, or withdraw your election before

9 pm PDT

Sept. 11, 2009

Options-for-RSUs

08/07/2009

Learn About the Program Page - continued

Click here to access your E*TRADE account:

E*TRADE

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Offer to exchange

eBay has filed an official legal document with the U.S. Securities and Exchange Commission (SEC) called the Offer to Exchange Certain Outstanding Stock Options for Restricted Stock Units, Options, or Cash Payments, which we refer to as the Offer to Exchange. This document outlines specific details of the Stock Option Exchange Program, why eBay is offering it, terms and conditions, risks associated with the Program, and how it will affect employees, stockholders, and eBay.

Review this document carefully before making your election, as it discloses the details of the Stock Option Exchange Program and includes the legal terms and conditions of the Stock Option Exchange Program.

View and print the Offer to Exchange

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questions and answers (Q&As)

This document provides answers to the most commonly asked questions about how the Stock Option Exchange Program works. It is taken directly from the “Summary Term Sheet and Questions and Answers” in the Offer to Exchange.

English

French

German

Korean

Mandarin

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Options-for-RSUs 08/07/2009

Learn About the Program Page - continued

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equity plan documents

To view the terms and conditions governing your new RSUs, click on the following documents:

>> 2008 Equity Incentive Award Plan

>> Form of RSU Grant Notice and Award Agreement (U.S.)

>> Form of RSU Grant Notice, Award Agreement, and country-specific appendix (non-U.S.)

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additional information

We have also electronically filed Stock Option Exchange Program materials with the U.S. Securities and Exchange Commission (“SEC”). Please click on either of the links below to review our SEC filings:

Click here to access SEC filings for eBay Inc. on eBay’s Investor Relations website.

Click here to access SEC filings for eBay Inc. on the SEC website.

top

LEARN EVALUATE CHOOSE

© 2009 D. F. King & Co., Inc.

Options-for-RSUs 08/07/2009

Evaluate Your Options Page

TAKE STOCK

STOCK OPTION EXCHANGE PROGRAM

Main

Log Out

LEARN

flash tutorial

offer to exchange

Q&As

equity plan documents

additional information

EVALUATE

your eligible options

examples

points to consider

CHOOSE

view personal information

make your election

change your election

Click here to access your

E*TRADE account:

Questions?

if you have questions,

please contact customer

support at

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Evaluate Your Options

Your eligible options

The table below displays details of each eligible option grant and the number of new RSUs you would be entitled to receive (including the applicable vesting terms) should you choose to exchange a particular eligible option. Please be aware that this table displays only eligible options and may not reflect all of your eBay equity awards. To view all of your eBay equity awards, click on the link to E*TRADE on the left side of this page.

Grant Date (mm/dd/yyyy)

Grant Number

Total Shares Granted

Outstanding And Eligible

Exercise Price

Full Vesting Date of Eligible Options (mm/dd/yyyy)

Expiration Date (mm/dd/yyyy)

Exchange Ratio

New RSUs

01/13/2006 231974 4,800 4,800 $45.9700 12/31/2009 01/13/2013 21.5 to 1 223

03/24/2006 241235 400 400 $37.3000 03/01/2010 03/24/2013 13.5 to 1 29

09/01/2006 244173 1,200 1,200 $28.1500 09/01/2008 09/01/2013 6 to 1 200

03/01/2007 259365 1,800 1,800 $31.9300 03/01/2011 03/01/2014 6.5 to 1 276

09/04/2007 277912 2,100 2,100 $34.5900 09/01/2011 09/04/2014 7 to 1 300

examples

Options for RSUs example

Time Remaining to Make, Change or Withdraw an Election:

35 days

Make, change, or withdraw your election before 9 pm PDT Sept. 11, 2009

Options-for-RSUs

08/07/2009

Evaluate Your Options Page — continued

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The example below shows (i) how the number of new RSUs that you could elect to receive in exchange for your eligible options is calculated using the exchange ratios, and (ii) how the exchange ratios and the future stock price of eBay work together to determine potential future value. The person represented in this example–Jill–is a U.S. employee who is eligible to receive new RSUs in exchange for her eligible options.

Assumptions

This example is based on the terms and conditions of the Stock Option Exchange Program and the following assumptions:

Grant A Grant B

Number of shares of eBay Common stock represented by stock option grant             1,000             1,600

Grant Date             Mar. 1, 2005             Mar. 1, 2007

Exercise Price             $42.58             $31.93

Full Vesting Date             Mar. 1, 2009             Mar. 1, 2011

Stock Option Expiration Date             Mar. 1, 2015             Mar. 1, 2014

Exchange Ratio             9 eligible options in exchange for 1 new RSU             6.5 eligible options in exchange for 1 new RSU

Completion Date             Sept. 11, 2009             Sept. 11, 2009

eBay closing stock price on Completion Date             $20.00             $20.00

What Jill would receive if she participates in the Stock Option Exchange Program

If Jill chooses to participate in the Stock Option Exchange Program and exchanges her eligible options from both Grant A and Grant B listed above, she would be granted two new RSU grants for a total of 357 new RSUs.

Options-for-RSUs 08/07/2009

Evaluate Your Options Page – continued

Please keep in mind that Jill may choose to exchange her eligible options on a grant-by-grant basis. In this example, Jill elected to exchange both Grant A and Grant B for new RSUs under the Program. However, Jill could alternatively have elected to exchange only Grant A, only Grant B, or none of the grants.

Grant A

New RSUs Calculations Vesting†

Jill would receive 111 new RSUs in exchange for her eligible options from Grant A.

The new RSUs would be granted on the completion date of the Stock Option Exchange Program.

Eligible Options/Exchange Ratio = new RSUs*

1,000 Eligible Options/9 = 111 new RSUs*

*Rounded down to the nearest whole RSU

100% (111 RSUs) of the new RSUs would vest on September 11, 2010.

Because the eligible options from Grant A Jill elected to exchange were fully vested before the completion date of the Stock Option Exchange Program, the new RSUs will vest 12 months after the completion date in one installment.

Grant B

Jill would receive 246 new RSUs in exchange for her eligible options from Grant B.

The new RSUs would be granted on the completion date of the Stock Option Exchange Program.

Eligible Options/Exchange Ratio = new RSUs*

1,600 Eligible Options/6.5 = 246 new RSUs*

*Rounded down to the nearest whole RSU

33.34% (82 RSUs) of the new RSUs would vest on September 11, 2010.

33.33% (82 RSUs) of the new RSUs would vest on September 11, 2011.

33.33% (82 RSUs) of the new RSUs would vest on September 11, 2012.

Because the eligible options from Grant B Jill elected to exchange do not become fully vested until March 2011, the new RSUs will vest in three equal installments on the first, second and third anniversaries of the completion date.

†To view the complete vesting schedule for new RSUs, click here

Considerations

In order to compare the potential future value of the original eligible option grants with the potential future value of the new RSUs, assume that (1) Jill’s eligible options have fully vested, (2) she has not exercised any shares under the eligible options, (3) the eligible options have not yet expired, and (4) eBay’s stock price is $20.00 per share on the completion date. Based on those assumptions, consider what would happen given both an increase or decrease in the per share stock price.

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Evaluate Your Options Page – continued

Grant A Comparative Analysis

	If eBay's stock price subsequently falls to $15.00	**If eBay's stock price subsequently rises to $35.00**	**If eBay's stock price subsequently rises to $50.00**
Value of options under Grant A (if Jill does not exchange Grant A in the Program)	**Intrinsic Value = $0** Since Exercise Price ($42.58) > Current Stock Price ($15.00), Jill could not exercise the option and realize a gain.	**Intrinsic Value = $0** Since Exercise Price ($42.58) > Current Stock Price ($35.00), Jill could not exercise the option and realize a gain.	**Intrinsic Value = $7,420** (before taxes) Since Current Stock Price ($50.00) > Exercise Price ($42.58), Jill could realize a gain upon exercise. Gain Calculation: *(Current Stock Price – Exercise Price) x Number of Shares* *= ($50.00 - $42.58) x 1,000 shares* *= $7,420 (before taxes)*
Value of new RSUs (if Jill elects to exchange Grant A in the Program)	**RSU Value = $1,665** (before taxes) Gain Calculation: *Current Stock Price x Number of Shares* *= $15.00 x 111 shares* *= $1,665 (before taxes)*	**RSU Value = $3,885** (before taxes) Gain Calculation: *Current Stock Price x Number of Shares* *= $35.00 x 111 shares* *= $3,885 (before taxes)*	**RSU Value = $5,550** (before taxes) Gain Calculation: *Current Stock Price x Number of Shares* *= $50.00 x 111 shares* *= $5,550 (before taxes)*

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Options-for-RSUs 08/07/2009

Evaluate Your Options Page – continued

Grant B Comparative Analysis

	If eBay's stock price subsequently falls to $15.00	If eBay's stock price subsequently rises to $35.00	If eBay's stock price subsequently rises to $50.00
Value of options under Grant B (if Jill does not exchange Grant B in the Program)	**Intrinsic Value = $0** Since Exercise Price ($31.93) > Current Stock Price ($15.00), Jill could not exercise the option and realize a gain	**Intrinsic Value = $4,912** (before taxes) Since Current Stock Price ($35.00) > Exercise Price ($31.93), Jill could realize a gain upon exercise ***Gain Calculation:*** *(Current Stock Price – Exercise Price) x Number of Shares* *= ($35.00 - $31.93) x 1,600 shares* *= $4,912 (before taxes)*	**Intrinsic Value = $28,912** (before taxes) Since Current Stock Price ($50.00) > Exercise Price ($31.93), Jill could realize a gain upon exercise ***Gain Calculation:*** *(Current Stock Price – Exercise Price) x Number of Shares* *= ($50.00 - $31.93) x 1,600 shares* *= $28,912 (before taxes)*
Value of new RSUs (if Jill elects to exchange Grant B in the Program)	**RSU Value = $3,690** (before taxes) ***Gain Calculation:*** *Current Stock Price x Number of Shares* *$15.00 x 246 shares = $3,690 (before taxes)*	**RSU Value = $8,610** (before taxes) ***Gain Calculation:*** *Current Stock Price x Number of Shares* *$35.00 x 246 shares = $8,610 (before taxes)*	**RSU Value = $12,300** (before taxes) ***Gain Calculation:*** *Current Stock Price x Number of Shares* *$50.00 x 246 shares = $12,300 (before taxes)*

10

Options-for-RSUs 08/07/2009

Evaluate Your Options Page – continued

The examples above are for illustrative purposes only, and do not reflect your personal situation. The trading price of eBay common stock has fluctuated in the past and is expected to continue to do so in the future, as a result of a number of factors, many of which are outside eBay's control.

Please be sure to review all of the materials provided to you about the Stock Option Exchange election site under "Learn More," including the Offer to Exchange, before making a decision about whether or not to participate in the Stock Option Exchange Program. You are strongly encouraged to consult with your personal legal counsel, accountant, financial, and/or tax advisor for further advice.

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points to consider

In addition to the examples provided above, please note the following:

1. It's not a one-for-one exchange. You'll receive fewer new RSUs than eligible options should you choose to exchange your eligible options.

2. RSUs provide value upon vesting even if eBay's stock price does not increase after the grant date. However, because the exchange ratios for the option exchange are not one-for-one, it is possible that, at some point in the future, eligible options you choose to exchange could be economically more valuable than the new RSUs received by you in connection with the Stock Option Exchange Program.

3. New RSUs granted in connection with the Stock Option Exchange Program will be subject to new longer vesting schedules, even if the eligible options you exchange were fully vested.

4. Don't forget to consider taxes and social insurance contributions. In general, your new RSUs will be taxed, and social insurance contributions made, when they vest. But taxation and social insurance contribution rules vary from country to country, so you will want to review all of the documents provided in connection with the Offer to Exchange carefully. If you are a resident of or subject to the tax laws in more than one country, you should be aware that there may be additional or different tax consequences and social insurance contributions that may apply to you.

LEARN EVALUATE CHOOSE

©2009 D.F.King & Co., Inc.

11

Options-for-RSUs

08/07/2009

Choose Whether to Participate Page

TAKE STOCK ebay

STOCK OPTION EXCHANGE PROGRAM

Main | Log Out

LEARN

• flash tutorial

• offer to exchange

• Q&As

• equity plan documents

• additional information

EVALUATE

• your eligible options

• examples

• points to consider

CHOOSE

• view personal information

• make your election

• change your election

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E*TRADE*

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Choose Whether to Participate

Important Notes

• To participate in the Stock Option Exchange Program you must make an election to exchange your eligible options.

• You may make your election before 9:00 p.m. PDT on September 11, 2009. The eligible options that will be exchanged in the Stock Option Exchange Program (if any) will be determined by the last valid election that we receive before 9:00 p.m. PDT on September 11, 2009.*

• Make sure you have reviewed the materials related to the Stock Option Exchange Program, including the Offer to Exchange.

• You are strongly encouraged to consult with your personal legal counsel, accountant, financial advisor, and/or tax advisor for further advice.

☐ Before you continue, click in the box to confirm that you have reviewed the Offer to Exchange for the Stock Option Exchange Program.

If you have not reviewed the Offer to Exchange, please click here.

*In the event that eBay extends the offering period by setting a new completion date, you will have until 9:00 p.m. PDT on that new completion date to make, change or withdraw an election.

Continue

Time Remaining to Make, Change or Withdraw an Election:

35 days

Make, change, or withdraw your election before 9 pm PDT Sept. 11, 2009

© 2009 D.F.King & Co., Inc.

12

Options-for-RSUs 08/07/2009

Make, Change or Withdraw An Election Page

TAKE STOCK

STOCK OPTION EXCHANGE PROGRAM

[redacted]

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If you have questions, please contact customer support at
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Make, change, or withdraw your election before
9 pm PDT Sept. 11, 2009

Make, Change or Withdraw An Election

eBay is offering eligible employees a one-time voluntary opportunity to exchange eligible options for new RSUs.

The table below displays details of each eligible option grant and the number of new RSUs you are entitled to receive (including the applicable vesting terms) should you choose to exchange the eligible option.

Please be aware that this table displays only eligible options and may not reflect all of your eBay equity awards. To view all of your eBay equity awards, click on the link to E*TRADE on the left side of this page.

[redacted]

Yes To All | Clear All

Grant Date (mm/dd/yyyy)	Grant Number	Total Shares Granted	Outstanding And Eligible	Exercise Price	Full Vesting Date of Eligible Options (mm/dd/yyyy)	Expiration Date (mm/dd/yyyy)	Exchange Ratio	New RSUs	Vesting Schedule for New RSUs *	Exchange Eligible Options?
01/13/2006	231974	4,800	4,800	$45.9700	12/31/2009	01/13/2013	21.5 to 1	223	50% on September 11, 2010 50% on September 11, 2011	(●) Yes ( ) No
03/24/2006	241235	400	400	$37.3000	03/01/2010	03/24/2013	13.5 to 1	29	50% on September 11, 2010 50% on September 11, 2011	( ) Yes (●) No
09/01/2006	244173	1,200	1,200	$28.1500	09/01/2008	09/01/2013	6 to 1	200	100% on September 11, 2010	( ) Yes (●) No
03/01/2007	259365	1,800	1,800	$31.9300	03/01/2011	03/01/2014	6.5 to 1	276	33.34% on September 11, 2010 33.33% on September 11, 2011 33.33% on September 11, 2012	( ) Yes (●) No
09/04/2007	277912	2,100	2,100	$34.5900	09/01/2011	09/04/2014	7 to 1	300	33.34% on September 11, 2010 33.33% on September 11, 2011 33.33% on September 11, 2012	(●) Yes ( ) No

Yes To All | Clear All

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Options-for-RSUs

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Make, Change or Withdraw An Election Page – continued

* The vesting schedules in the table above assume that the completion date is September 11, 2009. If the offering period is extended, the completion date will be correspondingly delayed and the vesting schedule will be adjusted accordingly. For eligible employees out on a leave of absence, your vesting schedule will be adjusted to reflect your leave status as of the completion date.

Total options eligible for exchange: 10,300

Total eligible options selected: 6,900

You will receive 523 new RSUs.

Please note that the new RSUs will be issued (and will vest) on a grant-by-grant basis in exchange for your eligible options.

Continue

© 2009 D.F.King & Co., Inc.

14

Options-for-RSUs

08/07/2009

Agreement to Terms of Election Page

TAKE STOCK ebay

STOCK OPTION EXCHANGE PROGRAM

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Friday, August 7, 2009 6:04:46 PM PDT

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If you have questions, please contact customer

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Make, change, or withdraw your election before 9 pm PDT Sept. 11, 2009

Agreement to Terms of Election

Email Address:

Employee ID:

You have made the following election with respect to your eligible options:

Grant Date (mm/dd/yyyy)	Grant Number	Total Shares Granted	Outstanding And Eligible	Exercise Price	Full Vesting Date of Eligible Options (mm/dd/ yyyy)	Expiration Date (mm/ dd/yyyy)	Exchange Ratio	New RSUs	Vesting Schedule for New RSUs *	Exchange Eligible Options?
01/13/2006	231974	4,800	4,800	$45.9700	12/31/2009	01/13/2013	21.5 to 1	223	50% on September 11, 2010 50% on September 11, 2011	Yes
03/24/2006	241235	400	400	$37.3000	03/01/2010	03/24/2013	13.5 to 1	29	50% on September 11, 2010 50% on September 11, 2011	No
09/01/2006	244173	1,200	1,200	$28.1500	09/01/2008	09/01/2013	6 to 1	200	100% on September 11, 2010	No
03/01/2007	259365	1,800	1,800	$31.9300	03/01/2011	03/01/2014	6.5 to 1	276	33.34% on September 11, 2010 33.33% on September 11, 2011 33.33% on September 11, 2012	No
09/04/2007	277912	2,100	2,100	$34.5900	09/01/2011	09/04/2014	7 to 1	300	33.34% on September 11, 2010 33.33% on September 11, 2011 33.33% on September 11, 2012	Yes

* The vesting schedules in the table above assume that the completion date is September 11, 2009. If the offering period is extended, the completion date will be correspondingly delayed and the vesting schedule will be adjusted accordingly. For eligible employees out on a leave of absence, your vesting schedule will be adjusted to reflect your leave status as of the completion date.

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Agreement to Terms of Election Page – continued

Total options eligible for exchange: 10,300

Total eligible options selected: 6,900

You will receive 523 new RSUs.

Please note that the new RSUs will be issued (and will vest) on a grant-by-grant basis in exchange for your eligible options.

Does this accurately reflect your election? If yes, click "I Agree" to continue. Otherwise, click "Make Changes" to change your election.

[Agreement to Terms of Election]

☐ Before you can continue, click the box to confirm that you acknowledge that your election is subject to the terms, conditions, and restrictions set forth above.

Make Changes            I Agree

© 2009 D.F.King & Co., Inc.

16

Options-for-RSUs

08/07/2009

Election Confirmation Page

TAKE STOCK ebay

STOCK OPTION EXCHANGE PROGRAM

Main | Log Out

Friday, August 7, 2009 6:05:39 PM PDT

Questions?

If you have questions,

please contact customer

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Make, change, or withdraw your election before 9 pm PDT Sept. 11, 2009

Election Confirmation

You have elected to exchange the following eligible stock options (if any) in connection with eBay's Stock Option Exchange Program.

This is your confirmation of receipt as of August 07, 2009 at 6:05PM PDT. Please print a copy of this page and save it for your records. You will receive an email confirmation at "optionexchange@ebay.com". (Send confirmation to an additional email address)

Date:

August 07, 2009 at 6:05PM PDT

Your Name:

Your Employee ID:

Confirmation Number: 1236412

The following table displays details of each of the eligible options that you elected to exchange and the number of new RSUs you are entitled to receive (including the applicable vesting terms) based on your election.

Grant Date (mm/dd/yyyy)	Grant Number	Total Shares Granted	Outstanding And Eligible	Exercise Price	Full Vesting Date of Eligible Options (mm/dd/ yyyy)	Expiration Date (mm/ dd/yyyy)	Exchange Ratio	New RSUs	Vesting Schedule for New RSUs *	Exchange Eligible Options?
01/13/2006	231974	4,800	4,800	$45.9700	12/31/2009	01/13/2013	21.5 to 1	223	50% on September 11, 2010 50% on September 11, 2011	Yes
03/24/2006	241235	400	400	$37.3000	03/01/2010	03/24/2013	13.5 to 1	29	50% on September 11, 2010 50% on September 11, 2011	No
09/01/2006	244173	1,200	1,200	$28.1500	09/01/2008	09/01/2013	6 to 1	200	100% on September 11, 2010	No
03/01/2007	259365	1,800	1,800	$31.9300	03/01/2011	03/01/2014	6.5 to 1	276	33.34% on September 11, 2010 33.33% on September 11, 2011 33.33% on September 11, 2012	No
09/04/2007	277912	2,100	2,100	$34.5900	09/01/2011	09/04/2014	7 to 1	300	33.34% on September 11, 2010 33.33% on September 11, 2011 33.33% on September 11, 2012	Yes

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Election Confirmation Page – continued

* The vesting schedules in the table above assume that the completion date is September 11, 2009. If the offering period is extended, the completion date will be correspondingly delayed and the vesting schedule will be adjusted accordingly. For eligible employees out on a leave of absence, your vesting schedule will be adjusted to reflect your leave status as of the completion date.

Total options eligible for exchange: 10,300

Total eligible options selected: 6,900

You will receive 523 new RSUs.

Please note that the new RSUs will be issued (and will vest) on a grant-by-grant basis in exchange for your eligible options.

As a reminder, any eligible options that you have not elected to exchange will remain outstanding under their existing terms.

Disclaimer: All information contained in this Election Confirmation is as of August 07, 2009 at 6:05PM PDT.

Please note that you may change or withdraw your previous election at any time prior to 9:00 p.m. Pacific Daylight Time on September 11, 2009, unless the completion date is extended by eBay. If eBay extends the completion date beyond that time, you may change or withdraw your previous election at any time until the extended completion date. To change your election (including a withdrawal of your previous election to exchange any of your eligible options), you must complete and submit a new Election Form specifying which (if any) of your eligible options you elect to exchange on a grant-by-grant basis before 9:00 Pacific Daylight Time on September 11, 2009, unless the offer is extended by eBay. If you previously elected to participate in the Stock Option Exchange Program but subsequently elected not to participate, you may again participate by completing and submitting a new Election Form specifying which (if any) of your eligible options you elect to exchange on a grant-by-grant basis before 9:00 Pacific Daylight Time on September 11, 2009, unless the offer is extended by eBay.

Please retain this Election Confirmation for your records. The eligible options that you have elected to exchange will no longer appear in your E*TRADE account following the completion of the Stock Option Exchange Program. Please note that it will take a few weeks from the completion of the Stock Option Exchange Program for the new RSU grants to be reflected in your E*TRADE account.

18

Options-for-RSUs

08/07/2009

Election Confirmation Page – continued

If you have questions about your eligible options or the Stock Option Exchange Program, please contact customer support at + 888-795-8691 (toll-free from the U.S. or Canada) or + 718-559-4078 (collect from other geographic regions).

After you print your confirmation page, please log out before leaving your computer to protect your security.

Print Election

Finished With Election

© 2009 D.F.King & Co., Inc.

19

Options-for-RSUs

08/07/2009

Election Complete Page

TAKE STOCK ebay

STOCK OPTION EXCHANGE PROGRAM

Main | Log Out

Friday, August 7, 2009 6:07:03 PM PDT

Questions?

If you have questions,

please contact customer

support at + 888 795 8691

(toll free from the U.S. and

Canada) or + 718 559 4078

(collect from other geographic regions)

To find your international calling prefix, use the drop-down box below:

International Prefix

Make, change, or withdraw your election before

9 pm PDT Sept. 11, 2009

Election Complete

The election process has been completed and you will receive an email confirmation of your election.

Please note you can make changes to your existing election any time before 9:00 p.m. PDT on September 11, 2009, on the Stock Option Exchange election site. To change your existing election, you must follow the same steps as making an initial election.

Thank you for your participation in the Stock Option Exchange Program.

Log Out

© 2009 D.F.King & Co., Inc.

20

Options-for-Cash

08/07/2009

Login Page

TAKE STOCK

STOCK OPTION EXCHANGE PROGRAM

ebay

Questions?

If you have questions,

please contact customer

support at

+ 888 795 8691

(toll free from the U.S. and

Canada) or

+ 718 559 4078

(collect from other

geographic regions)

To find your international calling prefix, use the drop-down box below:

International Prefix

Log In

eBay is offering a one-time voluntary opportunity for certain eligible employees to exchange eligible “underwater” stock options.

You will only be able to log in if you are eligible to participate in the Stock Option Exchange Program.

First time users, please enter your eBay Employee User Name and date of birth (yyyymmdd). You will be asked to reset your pin.

eBay Employee User Name

PIN

(First time users, enter date of birth: yyyymmdd)

I forgot my PIN

Log In

eBay Inc. has retained D. F. King & Co., Inc. (“D.F. King”) to provide support services for the Stock Option Exchange Program. D. F. King will host a website for eligible employees to learn about the terms and conditions of the Stock Option Exchange Program by reviewing the tender offer documents including questions and answers, and elect whether to exchange eligible stock options. D.F. King also will provide call center support to answer questions about The Stock Option Exchange Program and the necessary procedures to elect to exchange eligible stock options.

©2009 D. F. King & Co., Inc.

Time Remaining to

Make, Change or

Withdraw an Election:

36 days

Make, change, or withdraw your election before 9 pm PDT

Sept. 11, 2009

Options-for-Cash

08/07/2009

Offering Page

TAKE STOCK

STOCK OPTION EXCHANGE PROGRAM

ebay

Main Log Out

LEARN

flash tutorial

offer to exchange

Q&As

additional information

EVALUATE

your eligible options

examples

points to consider

CHOOSE

view personal information

make your election

change your election

Click here to access your E*TRADE account:

E*TRADE

Questions?

If you have questions,

please contact customer

support at

+ 888 795 8691

(toll free from the U.S. and

Canada) or

+ 718 559 4078

(collect from other

geographic regions)

To find your international calling prefix, use the drop-down box below:

International Prefix

Offering

eBay is offering a one-time voluntary opportunity for you, and certain other eligible employees, to exchange eligible “underwater” stock options for cash payments (instead of new RSUs).

Here are the steps you need to take:

LEARN about the program

Here are materials that provide detailed information about the Stock Option Exchange Program. Review all of the materials to better understand what eBay is offering and what you must do if you want to participate. You should also consult with your personal legal counsel, accountant, financial advisor and/or tax advisor to determine the implications of the Stock Option Exchange Program based on your personal circumstances.

EVALUATE your options

Evaluate which of your stock option grants are eligible and how the amount of cash payment (instead of new RSUs) you can receive in exchange for your eligible stock options will be determined.

CHOOSE whether to participate

Make your election, or change or withdraw an election you’ve already made. If you do not want to participate in the Stock Option Exchange Program and you have not previously made an election, no action is required.

Time Remaining to

Make, Change or

Withdraw an Election:

35 days

Make, change, or withdraw your election before

9 pm PDT

Sept. 11, 2009

©2009 D. F. King & Co., Inc.

Options-for-Cash 08/07/2009

Learn About the Program

TAKE STOCK ebay

STOCK OPTION EXCHANGE PROGRAM

Main Log Out

LEARN

flash tutorial

offer to exchange

Q&As

additional information

EVALUATE

your eligible options

examples

points to consider

CHOOSE

view personal information

make your election

change your election

Click here to access your E*TRADE account:

E*TRADE

Questions?

If you have questions, please contact customer support at + 888 795 8691 (toll free from the U.S. and Canada) or + 718 559 4078 (collect from other geographic regions)

To find your international calling prefix, use the drop-down box below: International Prefix

Learn About the Program

Before making a decision about whether to participate in the Stock Option Exchange Program, it’s important that you understand how the Program works and how it could affect you. Please review each of these documents carefully before making your election.

flash tutorial

offer to exchange

questions and answers (Q&As)

additional information

flash tutorial

This flash tutorial highlights how the Stock Option Exchange Program works and how you can participate.

Click here to watch the Flash Tutorial

top

offer to exchange

eBay has filed an official legal document with the U.S. Securities and Exchange Commission (SEC) called the Offer to Exchange Certain Outstanding Stock Options for Restricted Stock Units, Options, or Cash Payments, which we refer to as the Offer to Exchange. This document outlines specific details of the Stock Option Exchange Program, why eBay is offering it, terms and conditions, risks associated with the Program, and how it will affect employees, stockholders, and eBay.

Review this document carefully before making your election, as it discloses the details of the Stock Option Exchange Program and includes the legal terms and conditions of the Stock Option Exchange Program.

View and print the Offer to Exchange

top

Time Remaining to Make, Change or Withdraw Election: 35 days

Make, change, or withdraw your election before 9 pm PDT Sept. 11, 2009

Options-for-Cash 08/07/2009

Learn About the Program Page - continued

questions and answers (Q&As)

This document provides answers to the most commonly asked questions about how the Stock Option Exchange Program works. It is taken directly from the “Summary Term Sheet and Questions and Answers” in the Offer Exchange.

English

French

German

Korean

Mandarin

top

additional information

We have also electronically filed Stock Option Exchange Program materials with the U.S. Securities and Exchange Commission (“SEC”). Please click on either of the links below to review our SEC filings:

Click here to access SEC filings for eBay Inc. on eBay’s Investor Relations website.

Click here to access SEC filings for eBay Inc. on the SEC website.

top

LEARN

EVALUATE

CHOOSE

© 2009 D.F. King & Co., Inc.

Options-for-Cash 08/07/2009

Evaluate Your Options Page

TAKE STOCK

STOCK OPTION EXCHANGE PROGRAM

[redacted]

Main | Log Out

LEARN
- flash tutorial
- offer to exchange
- Q&As
- additional information

EVALUATE
- your eligible options
- examples
- points to consider

CHOOSE
- view personal information
- make your election
- change your election

Click here to access your E*TRADE account

E*TRADE

Questions?
If you have questions, please contact customer support at
+ 888 795 8691
(toll free from the U.S. and Canada) or
+ 718 559 4078
(collect from other geographic regions)

Evaluate Your Options

your eligible options

The table below displays details of each eligible option grant and the number of new RSUs that would be used to determine the cash payment that you would be entitled to receive should you elect to exchange an eligible option. The cash payment will be determined by multiplying (i) the number of new RSUs by (ii) the closing trading price of eBay's common stock on the completion date. Please be aware that this table displays only eligible options and may not reflect all of your eBay equity awards. To view all of your eBay equity awards, click on the link to E*TRADE on the left side of this page.

Grant Date (mm/dd/yyyy)	Grant Number	Total Shares Granted	Outstanding And Eligible	Exercise Price	Full Vesting Date of Eligible Options (mm/dd/yyyy)	Expiration Date (mm/dd/yyyy)	Exchange Ratio	Number of New RSUs Used to Determine Cash Payment
01/27/2006	232567	280	280	$44.0700	01/23/2010	01/27/2013	21.5 to 1	13
09/01/2006	246888	70	35	$28.1500	09/01/2008	09/01/2013	6 to 1	5
12/08/2006	257701	245	199	$31.7600	11/27/2010	12/08/2013	6.5 to 1	30

top

examples

Options for Cash example

Time Remaining to Make, Change or Withdraw an Election:

35 days

Make, change, or withdraw your election before

9 pm PDT
Sept. 11, 2009

5

Options-for-Cash 08/07/2009

Evaluate Your Options Page – continued

To find your international calling prefix, use the drop-down box below:

International Prefix

The example below shows (i) how the cash payment amounts that you could elect to receive in exchange for your eligible options will be calculated, based on the number of new RSUs that you would have otherwise received using the exchange ratios and (ii) how the exchange ratios and the future stock price of eBay work together to determine potential future value. The person represented in this example–Brad–is a U.S. employee who is eligible to receive a cash payment in exchange for his eligible options.

Assumptions

This example is based on the terms and conditions of the Stock Option Exchange Program and the following assumptions:

	Grant A	Grant B
Number of shares of eBay common stock represented by stock option grant	250	100
Grant Date	Mar. 1, 2005	Mar. 1, 2007
Exercise Price	$42.58	$31.93
Full Vesting Date	Mar. 1, 2009	Mar. 1, 2011
Stock Option Expiration Date	Mar. 1, 2015	Mar. 1, 2014
Exchange Ratio	9 eligible options in exchange for 1 new RSU	6.5 eligible options in exchange for 1 new RSU
Exchange Program Completion Date	Sept. 11, 2009	Sept. 11, 2009
eBay closing stock price on Completion Date	$20.00	$20.00

What Brad would receive if he participates in the Stock Option Exchange Program

If Brad chooses to participate in the Stock Option Exchange Program and exchanges his eligible options from both Grant A and Grant B listed above, he would receive **a cash payment of $840 (before taxes).**

Please keep in mind that Brad may choose to exchange his eligible options on a grant-by-grant basis. In this example, Brad elected to exchange both Grant A and Grant B for a cash payment under the Program. However, Brad could alternatively have elected to exchange only Grant A, only Grant B, or none of the grants.

6

Options-for-Cash 08/07/2009

Evaluate Your Options Page – continued

Grant A

Cash Payment Calculations

Brad would receive a cash payment of $540 (before taxes) in exchange for his eligible options from Grant A.

Eligible Options/Exchange Ratio = new RSUs*

250 Eligible Options/9 = 27 new RSUs

The cash payment would not be subject to any vesting, and would be paid promptly following the completion date.

*Rounded down to the nearest whole RSU

Cash payment (before taxes) = new RSUs x eBay stock price on completion date

Cast payment (before taxes) = 27 x $20.00

Cash payment (before taxes) = $540

Grant B

Brad would receive a cash payment of $300 (before taxes) in exchange for his eligible options from Grant B.

The cash payment would not be subject to any vesting, and would be paid promptly following the completion date.

Eligible Options/Exchange Ratio = new RSUs*

100 Eligible Options/6.5 = 15 new RSUs

*Rounded down to the nearest whole RSU

Cash payment (before taxes) = new RSUs x eBay stock price on completion date

Cash payment (before taxes) = 15 x $20.00

Cash payment (before taxes) = $300

Brad’s cash payments would not be subject to any vesting, and would be paid promptly following the completion date.

Please keep in mind that Brad may choose to exchange his eligible options on a grant-by-grant basis. In this example, Brad elected to exchange both Grant A and Grant B for a cash payment under the Program. However, Brad could alternatively have elected to exchange only Grant A, only Grant B, or none of the grants.

Options-for-Cash 08/07/2009

Evaluate Your Options Page – continued

Considerations

In order to compare the potential future value of the original eligible option grants with the value of the cash payment, assume that (1) Brad’s eligible options have fully vested, (2) he has not exercised any shares under the eligible options, (3) the eligible options have not yet expired, and (4) eBay’s stock price is $20.00 per share on the completion date. Based on those assumptions, consider what would happen given both an increase or decrease in the per share stock price.

Grant A Comparative Analysis

Value of options under Grant A

(if Brad does not exchange Grant A in the Program)

If eBay’s stock price subsequently falls to $15.00

Intrinsic Value = $0

Since Exercise Price ($42.58) > Current Stock Price ($15.00), Brad could not exercise the option and realize a gain.

If eBay’s stock price subsequently rises to $35.00

Intrinsic Value = $0

Since Exercise Price ($42.58) > Current Stock Price ($35.00), Brad could not exercise the option and realize a gain.

If eBay’s stock price subsequently rises to $50.00

Intrinsic Value = $1,855 (before taxes)

Since Current Stock Price ($50.00) > Exercise Price ($42.58), Brad could realize a gain upon exercise.

Gain Calculation:

(Current Stock Price - Exercise Price) x Number of Shares

= ($50.00) - $42.58) x 250 shares

= $1,855 (before taxes)

Options-for-Cash 08/07/2009

Evaluate Your Options Page - continued

Value of cash payment (if Brad elects to exchange Grant A in the Program)

Cash Payment = $540 (before taxes) Cash Payment Calculation: Number of new RSUs x eBay stock price on completion date = 27 x $20.00 =$540 (before taxes)

Cash Payment = $540 (before taxes) Cash Payment Calculation: Number of new RSUs x eBay stock price on completion date = 27 x $20.00 = $540 (before taxes)

Cash Payment = $540 (before taxes) Cash Payment Calculation: Number of new RSUs x eBay stock price on completion date = 27 x $20.00 = $540 (before taxes)

Options-for-Cash 08/07/2009

Evaluate Your Options Page - continued

Grant B Comparative Analysis

Value of options under Grant B (if Brad does not exchange Grant B in the Program)

If eBay’s stock price subsequently falls to $15.00 Intrinsic Value = $0 Since Exercise Price ($31.93) > Current Stock Price ($15.00), Brad could not exercise the option and realize a gain.

If eBay’s stock price subsequently rises to $35.00 Intrinsic Value = $307 (before taxes) Since Current Stock Price ($35.00) > Exercise Price ($31.93), Brad could realize a gain upon exercise. Gain Calculation: (Current Stock Price - Exercise Price) x Number of Shares = ($35.00 - $31.93) x 100 shares = $307 (before taxes)

If eBay’s stock price subsequently rises to $50.00 Intrinsic Value = $1,807 (before taxes) Since Current Stock Price ($50.00) > Exercise Price ($31.93), Brad could realize a gain upon exercise. Gain Calculation: (Current Stock Price - Exercise Price) x Number of Shares = ($50.00 - $31.93) x 100 shares = $1,807 (before taxes)

Options-for-Cash 08/07/2009

Evaluate Your Options Page - continued

Value of cash payment (if Brad elects to exchange Grant B in the Program)

Cash Payment = $300 (before taxes) Cash Payment Calculation: Number of new RSUs x eBay stock price on completion date = 15 x $20.00 = $300 (before taxes)

Cash Payment = $300 (before taxes) Cash Payment Calculation: Number of new RSUs x eBay stock price on completion date = 15 x $20.00 = $300 (before taxes)

Cash Payment = $300 (before taxes) Cash Payment Calculation: Number of new RSUs x eBay stock price on completion date = 15 x $20.00 = $300 (before taxes)

The examples above are for illustrative purposes only, and do not reflect your personal situation. The trading price of eBay common stock has fluctuated in the past and is expected to continue to do so in the future, as a result of a number of factors, many of which are outside eBay’s control.

Please be sure to review all of the materials provided to you about the Stock Option Exchange Election site under “Learn More,” including the Offer to Exchange, before making a decision about whether or not to participate in the Stock Option Exchange Program. You are strongly encouraged to consult with your personal legal counsel, accountant, financial, and/or tax advisor for further advice.

top

Options-for-Cash 08/07/2009

Evaluate Your Options Page - continued

points to consider

In addition to the examples provided above, please note the following:

1. It’s not a one-for-one exchange. The cash payment that you are eligible to receive in connection with the Stock Option Exchange Program is based on the number of new RSUs that you otherwise would have been eligible to receive, which is less than the number of eligible options.

2. Because the exchange ratios for the option exchange are not one-for-one, it is possible that, at some point in the future, eligible options you choose to exchange could be economically more valuable than the cash payment received by you in connection with the Stock Option Exchange Program.

3. Don’t forget to consider taxes and social insurance contributions. The cash payment that you receive in the exchange is generally taxable at the time of payment, and eBay will satisfy all tax withholding obligations by deducting such obligations from the amount of the cash payment. But taxation and social insurance contribution rules vary from country to country, so you will want to review all of the documents provided in connection with the Offer to Exchange carefully. If you are a resident of or subject to the tax laws in more than one country, you should be aware that there may be additional or different tax consequences and social insurance contributions that may apply to you.

LEARN EVALUATE CHOOSE

© 2009 D. F. King & Co., Inc.

Options-for-Cash 08/07/2009

Choose Whether to Participate Page

Take Stock ebay

Stock Option Exchange Program

Main Log Out

Learn

flash Tutorial

offer to exchange

Q&As

additional information

EVALUATE

your eligible options

examples

points to consider

CHOOSE

view personal information

make your selection

change your election

Click here to access your

E*TRADE

Questions?

If you have questions, please contact customer support at + 888 795 8691

(toll free from the U.S. and Canada) or + 718 559 4078 (Collect from other geographic regions)

To find your international calling prefix, use the drop-down box below:

International Prefix

Choose Whether to Participate

Important Notes

To participate in the Stock Option Exchange Program you must make an election to exchange your eligible options.

You may make your election before 9:00 p.m. PDT on September 11, 2009. The eligible options that will be exchanged in the Stock Option Exchange Program (if any) will be determined by the last valid election that we receive before 9:00 p.m. PDT on September 11, 2009.*

Make sure you have reviewed the materials related to the Stock Option Exchange Program, including the Offer to Exchange.

You are strongly encouraged to consult with your personal legal counsel, accountant, financial advisor, and/or tax advisor for further advice.

Before you continue, click in the box to confirm that you have reviewed the Offer to Exchange for the Stock Option Exchange Program.

If you have not reviewed the Offer to Exchange, please click here.

*In the event that eBay extends the offering period by setting a new completion date, you will have until 9:00 p.m. PDT on that new completion date to make, change or withdraw an election.

Continue

© 2009 D. F. King & Co., Inc.

Time Remaining to Make, Change or Withdraw an Election:

35 days

Make, change, or withdraw your election before 9 pm PDT Sept. 11, 2009

Options-for-Cash 08/07/2009

Make, Change or Withdraw An Election Page

TAKE STOCK ebay

STOCK OPTION EXCHANGE PROGRAM

Main Log Out

Friday, August 7, 2009

6:44:29 PM PDT

Click here to access your E*TRADE account

E*TRADE

Questions?

If you have questions, please contact customer support at + 888 795 8691

(toll free from the U.S. and Canada) or + 718 559 4078

(collect from other geographic regions)

To find your international calling prefix, use the drop-down box below:

International Prefix

Make, Change or Withdraw An Election

eBay is offering certain eligible employee a one-time voluntary opportunity to exchange eligible options for a cash payment.

The table below displays details of each eligible option grant and the number of new RSUs that are used to determined the cash payment you are eligible to receive should you choose to exchange an eligible option. The cash payment will be determined by multiplying (i) the number of new RSUs by (ii) the closing trading price of eBay’s common stock on the completion date.

Please be aware that this table displays only eligible options and may not reflect all of your eBay equity awards. To view all of your eBay equity awards, click on the link to E*TRADE on the left side of this page.

Yes to All | Clear All

Grant Date (mm/dd/yyyy)

01/27/2006

09/01/2006

12/08/2006

Grant Number

232567

246888

257701

Total Shares Granted

280

70

245

Outstanding And Eligible

280

35

199

Exercise Price

$44.0700

$28.1500

$31.7600

Full Vesting Date of Eligible Options (mm/dd/yyyy)

01/23/2010

09/01/2008

11/27/2010

Exchange Rate

01/27/2013

09/01/2013

12/08/2113

Exchange Ratio

21.5 to 1

6 to 1

6.5 to 1

Number of New RSUs Used to Determine Cash Payment

13

5

30

Yes to All | Clear All

Exchange Eligible Options?

Yes

No

Yes

No

Yes

No

Options-for-Cash 08/07/2009

Make, Change or Withdraw An Election Page - continued

Make, change or withdraw your election before

9 pm PDT

Sept. 11, 2009

Total options eligible for exchange: 514

Total eligible options selected: 479

You will receive a cash payment based on 43 RSUs.

Continue

© 2009 D. F. King & Co., Inc.

Options-for-Cash 08/07/2009

Agreement to Terms of Election Page

Stock Option Exchange Program ebay

Agreement to Terms of Election

Friday, August 7, 2009 6:48:42 PM PDT To find your international calling prefix, use the drop-down box below: International Prefix

Email Address: Employee ID: You have made the following election with respect to your eligible options:

Grant Date (mm/dd/yyyy) 01/27/2006 09/01/2006 12/08/2006

Grant Number 232567 246888 257701

Total Shares Granted 280 70 245

Outstanding And Eligible 280 35 199

Exercise Price $44.0700 $28,1500 $31.7600

Full Vesting Date of Eligible Options (mm/dd/yyyy) 01/23/2010 09/01/2008 11/27/2010

Expiration Date (mm/dd/yyyy) 01/27/2013 09/01/2013 12/08/2013

Exchange Ratio 21.5 to 1 6 to 1 6.5 to 1

Number of New RSUs Used to Determine Cash Payment 13 5 30

Exchange Eligible Options? Yes No Yes

Options-for-Cash 08/07/2009

Agreement to Terms of Election Page - continued

Make, change, or withdraw your election before 9 pm PDT

Sept. 11, 2009

Total options eligible for exchange: 514

Total eligible options selected: 479

You will receive a cash payment based on 43 RSUs.

Does this accurately reflect your election? If yes, click “I Agree” to continue.

Otherwise, click “Make Changes” to change your election.

[Agreement to Terms of Election]

Before you can continue, click the box to confirm that you acknowledge that your election is subject to the terms, conditions, and restrictions set forth above.

Make Changes I Agree

© 2009 D. F. King & Co., Inc.

Options-for-Cash 08/07/2009

Election Confirmation Page

STOCK OPTION EXCHANGE PROGRAM ebay

Main Log Out

Friday, August 7, 2009 6:51:02 PM PDT

Election Confirmation

You have elected to exchange the following eligible stock options (if any) in connection with eBay’s Stock Option Exchange Program.

This is your confirmation of receipt as of August 07, 2009 at 6:51PM PDT. Please print a copy of this page and save it for your records. You will receive an email confirmation at “optionexchange@ebay.com”. (Send confirmation to an additional email address)

Date: August 07, 2009 at 6:51PM PDT

Your Name:

Your Employee ID:

Confirmation Number: 1236414

Options-for-Cash 08/07/2009

Election Confirmation Page – continued

To find your international calling prefix, use the drop-down box below: International Prefix

The following table displays details of each of the eligible options that you elected to exchange.

Make, change, or withdraw your election before 9 pm PDT Sept. 11, 2009

Grant Date (mm/dd/yy) 01/27/2006 09/01/2006 12/08/2006

Grant Number 232567 246888 257701

Total Shares Granted 280 70 245

Outstanding And Eligible 280 35 199

Exercise Price $44.0700 $28.1500 $31.7600

Full Vesting Date of Eligible Options (mm/dd/yyyy) 01/23/2010 09/01/2008 11/27/2010

Expiration Date (mm/dd/yyyy) 01/27/2013 09/01/2013 12/08/2013

Exchange Ratio 21.5 to 1 6 to 1 6.5 to 1

Number of New RSUs Used to Determine Cash Payment 13 5 30

Exchange Eligible Options? Yes No Yes

Total options eligible for exchange: 514

Total eligible options selected: 479

You will receive a cash payment based on 43 RSUs.

Options-for-Cash 08/07/2009

Election Confirmation Page – continued

The cash payment will be determined by multiplying (i) the number of new RSUs by (ii) the closing trading price of

eBay’s common stock on the completion date.

As a reminder, any eligible options that you have not elected to exchange will remain outstanding under their existing terms.

Disclaimer: All information contained in this Election Confirmation is as of August 07, 2009 at 6:51PM PDT.

Please note that you may change or withdraw your previous election at any time prior to 9:00 p.m. Pacific Daylight Time on September 11, 2009, unless the completion date is extended by eBay. If eBay extends the completion date beyond that time,

you may change or withdraw your previous election at any time until the extended completion date. To change your election

(including a withdrawal of your previous election to exchange any of your eligible options), you must complete and submit a new Election Form specifying which (if any) of your eligible options you elect to exchange on a grant-by-grant basis before

9:00 Pacific Daylight Time on September 11, 2009, unless the offer is extended by eBay. If you previously elected to participate in the Stock Option Exchange Program but subsequently elected not to participate, you may again participate by completing and submitting a new Election Form specifying which (if any) of your eligible options you elect to exchange on a grant-by-grant basis before 9:00 Pacific Daylight Time on September 11, 2009, unless the offer is extended by eBay.

Please retain this Election Confirmation for your records. The eligible options that you have elected to exchange will no longer appear in your E*TRADE account following the completion of the Stock Option Exchange Program. Please note that it will take a few weeks from the completion of the Stock Option Exchange Program for the new RSU grants to be reflected in your E*TRADE account.

If you have questions about your eligible options or the Stock Option Exchange Program, please contact customer support at + 888-795-8691 (toll-free from the U.S. or Canada) or + 718-559-4078 (collect from other geographic regions).

After you print your confirmation page, please log out before leaving your computer to protect your security.

Print Election Finished With Election

© 2009 D. F. King & Co., Inc.

Options-for-Cash 08/07/2009

Election Complete Page

TAKE STOCK

STOCK OPTION EXCHANGE PROGRAM ebay

Main Log Out

Friday, August 7, 2009 6:53:06 PM PDT

Questions?

If you have questions, please contact customer support at + 888 795 8691 (toll free from the U.S. and Canada) or + 718 559 4078 (collect from other geographic regions)

To find your international calling prefix, use the drop-down box below: International Prefix

Make, change, or withdraw your election before 9 pm PDT Sept. 11, 2009

Election Complete

The election process has been completed and you will receive an email confirmation of your election.

Please note you can make changes to your existing election any time before 9:00 p.m. PDT on September 11, 2009, on the Stock Option Exchange election site. To change your existing election, you must follow the same steps as making an initial election.

Thank you for your participation in the Stock Option Exchange Program.

Log Out

© 2009 D. F. King & Co., Inc.

Options-for-Options 08/07/2009

Login Page

TAKE STOCK ebay

STOCK OPTION EXCHANGE PROGRAM

Questions?

If you have questions, please contact customer support at + 888 795 8691 (toll free from the U.S. and Canada) or + 718 559 4078 (collect from other geographic regions)

To find your international calling prefix, use the drop-down box below: International Prefix

Log In

eBay is offering a one-time voluntary opportunity for certain eligible employees to exchange eligible “underwater” stock options.

You will only be able to log in if you are eligible to participate in the Stock Option Exchange Program.

First time users, please enter your eBay Employee User Name and date of birth (yyyymmdd). You will be asked to reset your pin.

eBay Employee User Name

PIN

(First time users, enter date of birth: yyyymmdd)

I forgot my PIN

Log In

eBay Inc. has retained D. F. King & Co., Inc. (“D.F. King”) to provide support services for the Stock Option Exchange Program. D. F. King will host a website for eligible employees to learn about the terms and conditions of the Stock Option Exchange Program by reviewing the tender offer documents including questions and answers, and elect whether to exchange eligible stock options. D.F. King also will provide call center support to answer questions about The Stock Option Exchange Program and the necessary procedures to elect to exchange eligible stock options.

Time Remaining to Make, Change or Withdraw an Election:

36 days

Make, change, or withdraw your election before 9 pm PDT Sept. 11, 2009

© 2009 D. F. King & Co., Inc.

1

Options-for-Options 08/07/2009

Offering Page

TAKE STOCK ebay

STOCK OPTION EXCHANGE PROGRAM

Main Log Out

LEARN

flash tutorial

offer to exchange

Q&As

equity plan documents

additional information

EVALUATE

your eligible options

examples

points to consider

CHOOSE

view personal information

make your election

change your election

Click here to access your E*TRADE account:

E*TRADE’

Questions?

If you have questions, please contact customer support at + 888 795 8691 (toll free from the U.S. and Canada) or + 718 559 4078 (collect from other geographic regions)

To find your international calling prefix, use the drop-down box below: International Prefix

Offering

eBay is offering a one-time voluntary opportunity for certain eligible employees in Canada to exchange eligible “underwater” stock options for new stock options.

Here are the steps you need to take:

LEARN about the program

Here are materials that provide detailed information about the Stock Option Exchange Program. Review all of the materials to better understand what eBay is offering and what you must do if you want to participate. You should also consult with your personal legal counsel, accountant, financial advisor and/or tax advisor to determine the implications of the Stock Option Exchange Program based on your personal circumstances.

EVALUATE your options

Evaluate which of your stock option grants are eligible and how many new stock options you can receive in exchange for your eligible stock options.

CHOOSE whether to participate

Make your election, or change or withdraw an election you’ve already made. If you do not want to participate in the Stock Option Exchange Program and you have not previously made an election, no action is required.

Time Remaining to Make, Change or Withdraw an Election:

35 days

Make, change, or withdraw your election before 9 pm PDT Sept. 11, 2009

© 2009 D. F. King & Co., Inc.

2

Options-for-Options 08/07/2009

Learn About the Program

TAKE STOCK ebay

STOCK OPTION EXCHANGE PROGRAM

Main Log Out

LEARN

flash tutorial

offer to exchange

Q&As

equity plan documents

additional information

EVALUATE

your eligible options

examples

points to consider

CHOOSE

view personal information

make your election

change your election

Learn About the Program

Before making a decision about whether to participate in the Stock Option Exchange Program, it’s important that you understand how the Program works and how it could affect you. Please review each of these documents carefully before making your election.

flash tutorial

offer to exchange

questions and answers (Q&As)

equity plan documents

additional information

flash tutorial

This flash tutorial highlights how the Stock Option Exchange Program works and how you can participate.

Click here to watch the Flash Tutorial

top

Time Remaining to Make, Change or Withdraw an Election:

35 days

Make, change, or withdraw your election before

9 pm PDT

Sept. 11, 2009

3

Options-for-Options 08/07/2009

Learn About the Program Page - continued

Click here to access your E*TRADE account:

E*TRADE

Questions?

If you have questions, please contact customer support at + 888 795 8691 (toll free from the U.S. and Canada) or + 718 559 4078 (collect from other geographic regions)

To find your international calling prefix, use the drop-down box below:

International Prefix

Offer to exchange

eBay has filed an official legal document with the U.S. Securities and Exchange Commission (SEC) called the Offer to Exchange Certain Outstanding Stock Options for Restricted Stock Units, Options, or Cash Payments, which we refer to as the Offer to Exchange. This document outlines specific details of the Stock Option Exchange Program, why eBay is offering it, terms and conditions, risks associated with the Program, and how it will affect employees, stockholders, and eBay.

Review this document carefully before making your election, as it discloses the details of the Stock Option Exchange Program and includes the legal terms and conditions of the Stock Option Exchange Program.

View and print the Offer to Exchange

top

questions and answers (Q&As)

This document provides answers to the most commonly asked questions about how the Stock Option Exchange Program works. It is taken directly from the “Summary Term Sheet and Questions and Answers” in the Offer to Exchange.

English French German Korean Mandarin

top

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Options-for-Options 08/07/2009

Learn About the Program Page - continued

equity plan documents

To view the terms and conditions governing your new stock options, click on the following documents:

2001 Equity Incentive Award Plan

Form of Notice of Grant, Stock Option Agreement, and country-specific appendix top

additional information

We have also electronically filed Stock Option Exchange Program materials with the U.S. Securities and Exchange Commission (“SEC”). Please click on either of the links below to review our SEC filings:

Click here to access SEC filings for eBay Inc. on eBay’s Investor Relations website.

Click here to access SEC filings for eBay Inc. on the SEC website.

top

LEARN EVALUATE CHOOSE

© 2009 D. F. King & Co., Inc.

5

Options-for-Options 08/07/2009

Evaluate Your Options Page

TAKE STOCK

STOCK OPTION EXCHANGE PROGRAM

[redacted]

Main | Log Out

LEARN
- flash tutorial
- offer to exchange
- Q&As
- equity plan documents
- additional information

EVALUATE
- your eligible options
- examples
- points to consider

CHOOSE
- view personal information
- make your election
- change your election

Click here to access your E*TRADE account

E*TRADE

Questions?
If you have questions, please contact customer support at
+ 888 795 8691
(toll free from the U.S. and Canada) or
+ 718 559 4078
(collect from other geographic regions)

Evaluate Your Options

your eligible options

The table below displays details of each eligible option grant and the number of new options you would be entitled to receive (including the applicable vesting terms) should you choose to exchange a particular eligible option. The exercise price of the new options will be equal to the closing trading price of eBay's common stock on the completion date. Please be aware that this table displays only eligible options and may not reflect all of your eBay equity awards. To view all of your eBay equity awards, click on the link to E*TRADE on the left side of this page.

Grant Date (mm/dd/yyyy)	Grant Number	Total Shares Granted	Outstanding And Eligible	Exercise Price	Full Vesting Date of Eligible Options (mm/dd/yyyy)	Expiration Date (mm/dd/yyyy)	Exchange Ratio	New Options
01/02/2004	210305	1,400	1,165	$31.5000	12/16/2007	01/02/2014	2 to 1	582
03/01/2004	211480	200	200	$34.6150	03/01/2008	03/01/2014	2.5 to 1	80
03/01/2005	220136	490	490	$42.5800	03/01/2009	03/01/2015	3 to 1	163
03/01/2006	235213	500	500	$39.9000	03/01/2010	03/01/2013	3.5 to 1	142
09/01/2006	244561	238	238	$28.1500	09/01/2008	09/01/2013	1.5 to 1	158

top

examples

Time Remaining to Make, Change or Withdraw an Election:

35 days

Make, change, or withdraw your election before

9 pm PDT
Sept. 11, 2009

6

Options-for-Options 08/07/2009

Evaluate Your Options Page – continued

To find your international calling prefix, use the drop-down box below:

International Prefix

Options for Options example

The example below shows (i) how the number of new stock options that you could elect to receive in exchange for your eligible options is calculated using the exchange ratios, and (ii) how the exchange ratios and the future stock price of eBay work together to determine potential future value. The person represented in this example–Paul–is a Canadian employee who is eligible to receive new stock options in exchange for his eligible options.

Assumptions

This example is based on the terms and conditions of the Stock Option Exchange Program and the following assumptions:

Grant A Grant B

Number of Shares of eBay common stock represented by stock option grant 1,000 1,200

Grant Date Mar. 1, 2005 Mar. 1, 2007

Exercise Price $42.58 $31.93

Full Vesting Date Mar. 1, 2009 Mar. 1, 2011

Stock Option Expiration Date Mar. 1, 2015 Mar 1, 2014

Exchange Ratio 3 eligible options in exchange for 1 new option 2 eligible options in exchange for 1 new option

Completion Date Sept. 11, 2009 Sept. 11, 2009

eBay closing stock price on Completion Date $20.00 $20.00

What Paul would receive if he participates in the Stock Option Exchange Program

If Paul chooses to participate in the Stock Option Exchange Program and exchanges his eligible options from both Grant A and Grand B listed above, he would receive two new stock option grants for a total of 933 new stock options.

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Options-for-Options 08/07/2009

Evaluate Your Options Page – continued

Please keep in mind that Paul may choose to exchange his eligible options on a grant-by-grant basis. In this example, Paul elected to exchange both Grant A and Grant B for new stock options under the Program. However, Paul could alternatively have elected to exchange only Grant A, only Grant B, or none of the grants.

New Stock Options

Calculations

Vesting†

Grant A

Paul would receive 333 new stock options in exchange for his eligible options from Grant A.

The new stock options would be granted on the completion date of the Stock Option Exchange Program.

The exercise price of the new stock options ($20) is equal to the closing trading price of eBay’s common stock on the completion date.

Eligible Options/Exchange Ratio = new stock options*

1,000 Eligible Options/3 = 333 new stock options*

*Rounded down to the nearest whole option

100% (333 options) of the new stock options would vest on September 11, 2010.

Because the eligible options from Grant A Paul elected to exchange were fully vested before the completion date of the Stock Option Exchange Program, the new stock options will vest 12 months after the completion date in one installment.

Grant B

Paul would receive 600 new stock options in exchange for his eligible options from Grant B.

The new stock options would be granted on the completion date of the Stock Option Exchange Program.

The exercise price of the new stock options ($20) is equal to the closing trading price of eBay’s common stock on the completion date.

Eligible Options/Exchange Ratio = new stock options*

1,200 Eligible Options/2 = 600 new stock options*

*Rounded down to the nearest whole option

33.34% (200 options) of the new stock options would vest on September 11, 2010.

33.33% (200 options) of the new stock options would vest on September 11, 2011.

33.33% (200 options) of the new stock options would vest on September 11, 2012.

Because the eligible options from Grant B Paul elected to exchange do not become fully vested until March 2011, the new stock options will vest in three equal installments on the first, second and third anniversaries of the completion date.

†To view the complete vesting schedule for new options, click here

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Options-for-Options 08/07/2009

Evaluate Your Options Page – continued

Considerations

In order to compare the potential future value of the original eligible option grants with the potential future value of the new stock options, assume that (1) Paul's eligible options have fully vested, (2) he has not exercised any shares under the eligible options, (3) the eligible options have not yet expired, and (4) eBay's stock price is $20.00 per share on the completion date. Based on those assumptions, consider what would happen given both an increase or decrease in the per share stock price.

Grant A Comparative Analysis

	If eBay's stock price subsequently falls to $15.00	If eBay's stock price subsequently rises to $25.00	If eBay's stock price subsequently rises to $40.00	If eBay's stock price subsequently rises to $60.00
Value of options under Grant A (if Paul does not exchange Grant A in the Program)	**Intrinsic Value = $0** Since Exercise Price ($42.58) > Current Stock Price ($15.00), Paul could not exercise the option and realize a gain.	**Intrinsic Value = $0** Since Exercise Price ($42.58) > Current Stock Price ($25.00), Paul could not exercise the option and realize a gain.	**Intrinsic Value = $0** Since Exercise Price ($42.58) > Current Stock Price ($40.00), Paul could not exercise the option and realize a gain.	**Intrinsic Value = $17,420** (before taxes) Since Current Stock Price ($60.00) > Exercise Price ($42.58), Paul could realize a gain upon exercise. *Gain Calculation:* *(Current Stock Price – Exercise Price) x Number of Shares* *= ($60.00 - $42.58) x 1,000 shares* *= $17,420 (before taxes)*
Value of new stock options (if Paul elects to exchange Grant A in the Program)	**Intrinsic Value = $0** Since Exercise Price ($20.00) > Current Stock Price ($15.00), Paul could not exercise the option and realize a gain.	**Intrinsic Value = $1,665** (before taxes) Since Current Stock Price ($25.00) > Exercise Price ($20.00), Paul could realize a gain upon exercise. *Gain Calculation:* *(Current Stock Price – Exercise Price) x Number of Shares* *= ($25.00 - $20.00) x 333 shares* *= $1,665 (before taxes)*	**Intrinsic Value = $6,660** (before taxes) Since Current Stock Price ($40.00) > Exercise Price ($20.00), Paul could realize a gain upon exercise. *Gain Calculation:* *(Current Stock Price – Exercise Price) x Number of Shares* *= ($40.00 - $20.00) x 333 shares* *= $6,660 (before taxes)*	**Intrinsic Value = $13,320** (before taxes) Since Current Stock Price ($60.00) > Exercise Price ($20.00), Paul could realize a gain upon exercise. *Gain Calculation:* *(Current Stock Price – Exercise Price) x Number of Shares* *= ($60.00 - $20.00) x 333 shares* *= $13,320 (before taxes)*

9

Options-for-Options

08/07/2009

Evaluate Your Options Page – continued

Please be sure to review all of the materials provided to you about the Stock Option Exchange election site under “Learn More,” including the Offer to Exchange, before making a decision about whether or not to participate in the Stock Option Exchange Program. You are strongly encouraged to consult with your personal legal counsel, accountant, financial, and/or tax advisor for advice.

points to consider

top

In addition to the examples provided above, please note the following:

1. It’s not a one-for-one exchange. You’ll receive fewer new options than eligible options.

2. Because the exchange ratios for the option exchange are not one-for-one, it is possible that, at some point in the future, options you choose to exchange could be economically more valuable than the new options received by you pursuant to the option exchange.

3. New options granted in the option exchange will be subject to new longer vesting schedules, even if the eligible options you exchange were fully vested.

4. Don’t forget to consider taxes and social insurance contributions. You generally will not be required to recognize income for income taxes, social insurance contributions or other tax purposes at the time of the exchange or when the new options are granted. You generally will recognize income for income tax and social insurance contributions (to the extent you have not exceeded the applicable contribution ceiling) subject to any applicable income tax deferral or exemptions when you exercise your new options after they vest. If you are a resident of or subject to the tax laws in more than one country, you should be aware that there may be additional or different tax consequences and social insurance contributions that may apply to you.

LEARN

EVALUATE

CHOOSE

© 2009 D. F. King & Co., Inc.

10

Options-for-Options 08/07/2009

Choose Whether to Participate Page

TAKE STOCK ebay

STOCK OPTION EXCHANGE PROGRAM

Main Log Out

LEARN

flash tutorial

offer to exchange

Q&As

equity plan documents

additional information

EVALUATE

your eligible options

examples

points to consider

CHOOSE

view personal information

make your election

change your election

Click here to access your E*TRADE account:

E*TRADE’

Questions?

If you have questions, please contact customer support at + 888 795 8691 (toll free from the U.S. and Canada) or + 718 559 4078 (collect from other geographic regions)

To find your international calling prefix, use the drop-down box below:

International Prefix

Choose Whether to Participate

Important Notes

To participate in the Stock Option Exchange Program you must make an election to exchange your eligible options.

You may make your election before 9:00 p.m. PDT on September 11, 2009. The eligible options that will be exchanged in Stock Option Exchange Program (if any) will be determined by the last valid election that we receive before 9:00 p.m. PDT on September 11, 2009.*

Make sure you have reviewed the materials related to the Stock Option Exchange Program, including the Offer to Exchange.

You are strongly encouraged to consult with your personal legal counsel, accountant, financial advisor, and/or tax advisor for further advice.

Before you continue, click in the box to confirm that you have reviewed the Offer to Exchange for the Stock Option Exchange Program.

If you have not reviewed the Offer to Exchange, please click here.

*In the event that eBay extends the offering period by setting a new completion date, you will have until 9:00 p.m. PDT on that new completion date to make, change or withdraw an election.

Continue

Time Remaining to Make, Change or Withdraw an Election: 35 days

Make, change, or withdraw your election before 9 pm PDT Sept. 11, 2009

© 2009 D. F. King & Co., Inc.

11

Options-for-Options 08/07/2009

Make, Change or Withdraw An Election Page

TAKE STOCK
STOCK OPTION EXCHANGE PROGRAM

[redacted]

Main | Log Out

Friday, August 7, 2009
8:11:55 PM PDT

Click here to access your E*TRADE account

E*TRADE

Questions?
If you have questions, please contact customer support at
+ 888 795 8691
(toll free from the U.S. and Canada) or
+ 718 559 4078
(collect from other geographic regions)

To find your international calling prefix, use the drop-down box below:
International Prefix

Make, change, or withdraw your election before
9 pm PDT Sept. 11, 2009

Make, Change or Withdraw An Election

eBay is offering certain eligible employees in Canada a one-time voluntary opportunity to exchange eligible options for new stock options.

The table below displays details of each eligible option grant and the number of new options you are entitled to receive (including the applicable vesting terms) should you choose to exchange the eligible option. The exercise price of the new options will be equal to the closing trading price of eBay's common stock on the completion date.

Please be aware that this table displays only eligible options and may not reflect all of your eBay equity awards. To view all of your eBay equity awards, click on the link to E*TRADE on the left side of this page.

[redacted]

Yes To All | Clear All

Grant Date (mm/dd/yyyy)	Grant Number	Total Shares Granted	Outstanding And Eligible	Exercise Price	Full Vesting Date of Eligible Options (mm/dd/yyyy)	Expiration Date (mm/dd/yyyy)	Exchange Ratio	New Options	Vesting Schedule for New Options *	Exchange Eligible Options?
01/02/2004	210305	1,400	1,165	$31.5000	12/16/2007	01/02/2014	2 to 1	582	100% on September 11, 2010	(•) Yes ( ) No
03/01/2004	211480	200	200	$34.6150	03/01/2008	03/01/2014	2.5 to 1	80	100% on September 11, 2010	(•) Yes ( ) No
03/01/2005	220136	490	490	$42.5800	03/01/2009	03/01/2015	3 to 1	163	100% on September 11, 2010	(•) Yes ( ) No
03/01/2006	235213	500	500	$39.9000	03/01/2010	03/01/2013	3.5 to 1	142	50% on September 11, 2010 50% on September 11, 2011	( ) Yes (•) No
09/01/2006	244561	238	238	$28.1500	09/01/2008	09/01/2013	1.5 to 1	158	100% on September 11, 2010	( ) Yes (•) No

Yes To All | Clear All

12

Options-for-Options 08/07/2009

Make, Change or Withdraw an Election Page - continued

* The vesting schedules in the table above assume that the completion date is September 11, 2009. If the offering period is extended, the completion date will be correspondingly delayed and the vesting schedule will be adjusted accordingly. For eligible employees out on a leave of absence, your vesting schedule will be adjusted to reflect your leave status as of the completion date.

Total options eligible for exchange: 2,593

Total eligible options selected: 1,855

You will receive 825 new stock options.

Please note that the new stock options will be issued (and will vest) on a grant-by-grant basis in exchange for your eligible options.

Continue

© 2009 D.F. King & Co., Inc.

13

Options-for-Options 08/07/2009

Agreement to Terms of Election Page

TAKE STOCK

STOCK OPTION EXCHANGE PROGRAM

[redacted]

Main | Log Out

Friday, August 7, 2009
8:12:49 PM PDT

Questions?
If you have questions, please contact customer support at
+ 888 795 8691
(toll free from the U.S. and Canada) or
+ 718 559 4078
(collect from other geographic regions)

To find your international calling prefix, use the drop-down box below:

International Prefix

Agreement to Terms of Election

Email Address: [redacted]

Employee ID: [redacted]

You have made the following election with respect to your eligible options:

[redacted]

Grant Date (mm/dd/yyyy)	Grant Number	Total Shares Granted	Outstanding And Eligible	Exercise Price	Full Vesting Date of Eligible Options (mm/dd/yyyy)	Expiration Date (mm/dd/yyyy)	Exchange Ratio	New Options	Vesting Schedule for New Options *	Exchange Eligible Options?
01/02/2004	210305	1,400	1,165	$31.5000	12/16/2007	01/02/2014	2 to 1	582	100% on September 11, 2010	Yes
03/01/2004	211480	200	200	$34.6150	03/01/2008	03/01/2014	2.5 to 1	80	100% on September 11, 2010	Yes
03/01/2005	220136	490	490	$42.5800	03/01/2009	03/01/2015	3 to 1	163	100% on September 11, 2010	Yes
03/01/2006	235213	500	500	$39.9000	03/01/2010	03/01/2013	3.5 to 1	142	50% on September 11, 2010 50% on September 11, 2011	No
09/01/2006	244561	238	238	$28.1500	09/01/2008	09/01/2013	1.5 to 1	158	100% on September 11, 2010	No

* The vesting schedules in the table above assume that the completion date is September 11, 2009. If the offering period is extended, the completion date will be correspondingly delayed and the vesting schedule will be adjusted accordingly. For eligible employees out on a leave of absence, your vesting schedule will be adjusted to reflect your leave status as of the completion date.

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Options-for-Options 08/07/2009

Agreement to Terms of Election Page - continued

Make, change, or withdraw your election before

9 pm PDT

Sept. 11, 2009

Total options eligible for exchange: 2,593

Total eligible options selected: 1,855

You will receive 825 new stock options.

Please note that the new stock options will be issued (and will vest) on grant-by-grant basis in exchange for your eligible options.

Does this accurately reflect your election? If yes, click “I Agree” to continue. Otherwise, click “Make Changes” to change your election.

[Agreement to Terms of Election]

Before you can continue, click the box to confirm that you acknowledge that your election is subject to the terms, conditions, and restrictions set forth above.

Make Changes I Agree

© 2009 D.F. King & Co., Inc.

15

Options-for-Options

08/07/2009

Election Confirmation Page

TAKE STOCK

STOCK OPTION EXCHANGE PROGRAM

ebay

Main

Log Out

Friday, August 7, 2009

8:16:07 PM PDT

Questions? If you have questions, please contact customer support at

+888 795 8691

(toll free from the U.S. and Canada) or

+718 559 4078

(collect from other geographic regions)

To find your international calling prefix, use the drop-down box below:

International Prefix

Make, change, or withdraw your election before

9 pm PDT

Sept. 11, 2009

Election Confirmation

You have elected to exchange the following eligible stock options (if any) in connection with eBay’s Stock Option Exchange Program.

This is your confirmation of receipt as of August 07, 2009 at 8:16PM PDT. Please print a copy of this page and save it for your records. You will receive an email confirmation at “optionexchange@ebay.com”. (Send confirmation to an additional email address)

Date: August 07, 2009 at 8:16PM PDT

Your Name:

Your Employee ID:

Confirmation Number:

The following table displays details of each of the eligible options that you elected to exchange and the number of new stock options you are entitled to receive (including the applicable vesting terms) based on your election.

Grant Date (mm/dd/yyyy)

01/02/2004

03/01/2004

03/01/2005

03/01/2006

09/01/2006

Grant Number

210305

211480

220136

235213

244561

Total Shares Granted

1,400

200

490

500

238

Outstanding And Eligible

1,165

200

490

500

238

Exercise Price

$31.5000

$34.6150

$42.5800

$39.9000

$28.1500

Full Vesting Date of Eligible Options (mm/dd/yyyy)

12/16/2007

03/01/2008

03/01/2009

03/01/2010

09/01/2008

Expiration Date (mm/dd/yyyy)

01/02/2014

03/01/2014

03/01/2015

03/01/2013

09/01/2013

Exchange Ratio

2 to 1

2.5 to 1

3 to 1

3.5 to 1

1.5 to 1

New Options

582

80

163

142

158

Vesting Schedule for New Options*

100% on September 11, 2010

100% on September 11, 2010

100% on September 11, 2010

50% on September 11, 2010

50% on September 11, 2011

100% on September 11, 2010

Exchange Eligible Options?

Yes

Yes

Yes

No

No

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Options-for-Options 08/07/2009

Election Confirmation Page -- continued

* The vesting schedules in the table above assume that the completion date is September 11, 2009. If the offering period is extended, the completion date will be correspondingly delayed and the vesting schedule will be adjusted accordingly. For eligible employees out on a leave of absence, your vesting schedule will be adjusted to reflect your leave status as of the completion date.

Total options eligible for exchange: 2,593

Total eligible options selected: 1,855

You will receive 825 new stock options.

Please note that the new stock options will be issued (and will vest) on a grant-by-grant basis in exchange for your eligible options.

The exercise price of the new options will be equal to the closing trading price of eBay’s common stock on the completion date.

As a reminder, any eligible options that you have not elected to exchange will remain outstanding under their existing terms.

Disclaimer: All information contained in this Election Confirmation is as of August 07, 2009 at 8:16PM PDT.

Please note that you may change or withdraw your previous election at any time prior to 9:00 p.m. Pacific Daylight Time on September 11, 2009, unless the completion date is extended by eBay. If eBay extends the completion date beyond that time, you may change or withdraw your previous election at any time until the extended completion date. To change your election (including a withdrawal of your previous election to exchange any of your eligible options), you must complete and submit a new Election Form specifying which (if any) of your eligible options you elect to exchange on a grant-by-grant basis before 9:00 Pacific Daylight Time on September 11, 2009, unless the offer is extended by eBay. If you previously elected to participate in the Stock Option Exchange Program but subsequently elected not to participate, you may again participate by completing and submitting a new Election Form specifying which (if any) of your eligible options you elect to exchange on a grant-by-grant basis before 9:00 Pacific Daylight Time on September 11, 2009, unless the offer is extended by eBay.

17

Options-for-Options 08/07/2009

Election Confirmation Page – continued

Please retain this Election Confirmation for your records. The eligible options that you have elected to exchange will no longer appear in your E*TRADE account following the completion of the Stock Option Exchange Program. Please note that it will take a few weeks from the completion of the Stock Option Exchange Program for the new stock option to be reflected in your E*TRADE ACCOUNT.

If you have questions about your eligible options or the Stock Option Exchange Program, please contact customer support at + 888-795-8691 (toll-free from the U.S. or Canada) or + 718-559-4078 (collect from other geographic regions).

After you print your confirmation page, please log out before leaving your computer to protect your security.

Print Election Finished With Election

© 2009 D. F. King & Co., Inc.

18

Options-for-Options 08/07/2009

Election Complete Page

TAKE STOCK ebay

STOCK OPTION EXCHANGE PROGRAM

Main Log Out

Friday, August 7, 2009

8:25:28 PM PDT

Questions?

If you have questions, please contact customer support at

+ 888 795 8691

(toll free from the U.S. and Canada) or

+ 718 559 4078

(collect from other geographic regions)

To find your international calling prefix, use the drop-down box below:

International Prefix

Make, change, or withdraw your election before

9 pm PDT

Sept. 11, 2009

Election Complete

The election process has been completed and you will receive an email confirmation of your election.

Please note you can make changes to your existing election any time before 9:00 p.m. PDT on September 11, 2009, on the Stock Option Exchange election site. To change your existing election, you must follow the same steps as making an initial election.

Thank you for your participation in the Stock Option Exchange Program.

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© 2009 D. F. King & Co., Inc.

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